UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 5, 2004

Date of report (date of earliest event reported)

STELLENT, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-19817	41-1652566

(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

7777 Golden Triangle Drive, Eden Prairie, Minnesota	55344

(Address of principal executive offices)	(Zip Code)

Telephone Number: (952) 903-2000

(Registrant’s telephone number, including area code)

SIGNATURES
INDEX TO EXHIBITS
Press Release

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99	Stellent, Inc. press release dated April 5, 2004.

Item 12. Results of Operations and Financial Condition

     The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission.

     On April 5, 2004, Stellent, Inc. issued a press release that included financial information for its fiscal fourth quarter, and fiscal year, ended March 31, 2004. A copy of the press release is attached as Exhibit 99 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: April 5, 2004

STELLENT, INC.
(Registrant)

By	/s/ Gregg A. Waldon

Gregg A. Waldon
Executive Vice President, Chief Financial Officer, Treasurer and Secretary
(Principal financial and accounting officer and duly authorized signatory on behalf of the registrant)

INDEX TO EXHIBITS

Exhibit No.		Method of Filing
99	Stellent, Inc. press release dated April 5, 2004.	Filed Electronically